Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	SECOND QUARTER		YEAR-TO-DATE
	2024	2023	2024	2023
NET SALES	$4,024.4	$4,158.9	$7,893.9	$8,090.7
COSTS AND EXPENSES
Cost of sales	2,883.2	3,226.8	5,644.2	6,323.1
Gross profit	1,141.2	932.1	2,249.7	1,767.6
% of Net Sales	28.4%	22.4%	28.5%	21.8%
Selling, general and administrative	828.6	837.3	1,680.4	1,662.4
% of Net Sales	20.6%	20.1%	21.3%	20.5%
Other - net	226.5	66.6	306.5	130.3
Loss on sales of businesses	—	—	—	7.6
Asset impairment charge	—	—	25.5	—
Restructuring charges	29.8	4.6	44.8	16.7
Income (loss) from operations	56.3	23.6	192.5	(49.4)
Interest - net	78.4	99.4	166.3	190.5
(LOSS) EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(22.1)	(75.8)	26.2	(239.9)
Income taxes on continuing operations	(2.9)	(253.3)	25.9	(229.6)
NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS	$(19.2)	$177.5	$0.3	$(10.3)
Gain (loss) on Security sale before income taxes	10.4	(0.8)	10.4	(0.8)
Income taxes on discontinued operations	2.4	(0.3)	2.4	(0.3)
NET EARNINGS (LOSS) FROM DISCONTINUED OPERATIONS	$8.0	$(0.5)	$8.0	$(0.5)
NET (LOSS) EARNINGS	$(11.2)	$177.0	$8.3	$(10.8)
BASIC (LOSS) EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$(0.13)	$1.19	$—	$(0.07)
Discontinued operations	$0.05	$—	$0.05	$—
Total basic (loss) earnings per share of common stock	$(0.07)	$1.18	$0.06	$(0.07)
DILUTED (LOSS) EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$(0.13)	$1.18	$—	$(0.07)
Discontinued operations	$0.05	$—	$0.05	$—
Total diluted (loss) earnings per share of common stock	$(0.07)	$1.18	$0.05	$(0.07)
DIVIDENDS PER SHARE OF COMMON STOCK	$0.81	$0.80	$1.62	$1.60
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	150,394	149,687	150,311	149,631
Diluted	150,394	150,227	151,012	149,631

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	June 29, 2024	December 30, 2023
ASSETS
Cash and cash equivalents	$318.5	$449.4
Accounts and notes receivable, net	1,512.1	1,302.0
Inventories, net	4,562.4	4,738.6
Current assets held for sale	—	140.8
Other current assets	392.0	386.5
Total current assets	6,785.0	7,017.3
Property, plant and equipment, net	2,078.7	2,169.9
Goodwill and other intangibles, net	11,801.7	11,945.5
Long-term assets held for sale	—	716.8
Other assets	1,788.8	1,814.3
Total assets	$22,454.2	$23,663.8
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$492.4	$1,074.8
Current maturities of long-term debt	500.1	1.1
Accounts payable	2,450.4	2,298.9
Accrued expenses	1,899.9	2,464.3
Current liabilities held for sale	—	44.1
Total current liabilities	5,342.8	5,883.2
Long-term debt	5,602.4	6,101.0
Long-term liabilities held for sale	—	84.8
Other long-term liabilities	2,787.1	2,538.7
Shareowners’ equity	8,721.9	9,056.1
Total liabilities and shareowners' equity	$22,454.2	$23,663.8

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		SECOND QUARTER		YEAR-TO-DATE
		2024	2023	2024	2023
	OPERATING ACTIVITIES
	Net (loss) earnings	$(11.2)	$177.0	$8.3	$(10.8)
	Depreciation and amortization	155.0	164.4	295.2	325.6
	Loss on sales of businesses	—	—	—	7.6
	(Gain) loss on sale of discontinued operations	(10.4)	0.8	(10.4)	0.8
	Asset impairment charge	—	—	25.5	—
	Changes in working capital[1]	397.8	278.9	38.0	97.7
	Other	41.8	(356.7)	(214.6)	(442.8)
	Net cash provided by (used in) operating activities	573.0	264.4	142.0	(21.9)
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(87.2)	(68.3)	(152.9)	(136.5)
	Proceeds from sales of businesses, net of cash sold	735.6	(6.3)	735.6	(5.7)
	Proceeds from debt issuances, net of fees	—	(1.3)	—	745.9
	Net short-term commercial paper repayments	(1,245.7)	(42.0)	(570.8)	(327.9)
	Cash dividends on common stock	(121.8)	(119.7)	(243.6)	(239.5)
	Effect of exchange rate changes on cash	(15.0)	(14.2)	(42.6)	(5.1)
	Other	0.4	(7.4)	(1.6)	(18.3)
	Net cash (used in) provided by investing and financing activities	(733.7)	(259.2)	(275.9)	12.9
	(Decrease) increase in cash, cash equivalents and restricted cash	(160.7)	5.2	(133.9)	(9.0)
	Cash, cash equivalents and restricted cash, beginning of period	481.4	390.7	454.6	404.9
	Cash, cash equivalents and restricted cash, end of period	$320.7	$395.9	$320.7	$395.9

	Free Cash Flow Computation[2]
	Net cash provided by (used in) operating activities	$573.0	$264.4	$142.0	$(21.9)
	Less: capital and software expenditures	(87.2)	(68.3)	(152.9)	(136.5)
	Free cash flow (before dividends)	$485.8	$196.1	$(10.9)	$(158.4)

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
		June 29, 2024	December 30, 2023
	Cash and cash equivalents	$318.5	$449.4
	Restricted cash included in Other current assets	2.2	4.6
	Cash and cash equivalents included in Current assets held for sale	—	0.6
	Cash, cash equivalents and restricted cash	$320.7	$454.6

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2	Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners, and is useful information for investors. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	SECOND QUARTER		YEAR-TO-DATE
	2024	2023	2024	2023
NET SALES
Tools & Outdoor	$3,528.7	$3,542.2	$6,813.3	$6,857.6
Industrial	495.7	616.7	1,080.6	1,233.1
Total	$4,024.4	$4,158.9	$7,893.9	$8,090.7
SEGMENT PROFIT
Tools & Outdoor	$316.1	$102.0	$571.8	$120.7
Industrial	66.8	71.6	132.0	139.0
Segment Profit	382.9	173.6	703.8	259.7
Corporate Overhead	(70.3)	(78.8)	(134.5)	(154.5)
Total	$312.6	$94.8	$569.3	$105.2
Segment Profit as a Percentage of Net Sales
Tools & Outdoor	9.0%	2.9%	8.4%	1.8%
Industrial	13.5%	11.6%	12.2%	11.3%
Segment Profit	9.5%	4.2%	8.9%	3.2%

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		SECOND QUARTER 2024
		GAAP	Non-GAAP Adjustments	Non-GAAP[2]
	Gross profit	$1,141.2	$33.5	$1,174.7
	% of Net Sales	28.4%		29.2%
	Selling, general and administrative	828.6	(27.6)	801.0
	% of Net Sales	20.6%		19.9%
	(Loss) earnings from continuing operations before income taxes	(22.1)	239.3	217.2
	Income taxes on continuing operations	(2.9)	55.6	52.7
	Net (loss) earnings from continuing operations	(19.2)	183.7	164.5
	Diluted (loss) earnings per share of common stock - Continuing operations[1]	$(0.13)	$1.22	$1.09

1	The Non-GAAP diluted earnings per share for the second quarter of 2024 is calculated using diluted weighted-average shares outstanding of 151.103 million.

		SECOND QUARTER 2023
		GAAP	Non-GAAP Adjustments	Non-GAAP[2]
	Gross profit	$932.1	$51.4	$983.5
	% of Net Sales	22.4%		23.6%
	Selling, general and administrative	837.3	(25.4)	811.9
	% of Net Sales	20.1%		19.5%
	Loss from continuing operations before income taxes	(75.8)	71.1	(4.7)
	Income taxes on continuing operations	(253.3)	265.5	12.2
	Net earnings (loss) from continuing operations	177.5	(194.4)	(16.9)
	Diluted earnings (loss) per share of common stock - Continuing operations	$1.18	$(1.29)	$(0.11)

2	The Non-GAAP 2024 and 2023 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods. See further detail on Non-GAAP adjustments on page 16.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		YEAR-TO-DATE 2024
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$2,249.7	$47.9	$2,297.6
	% of Net Sales	28.5%		29.1%
	Selling, general and administrative	1,680.4	(47.7)	1,632.7
	% of Net Sales	21.3%		20.7%
	Earnings from continuing operations before income taxes	26.2	310.8	337.0
	Income taxes on continuing operations	25.9	62.4	88.3
	Net earnings from continuing operations	0.3	248.4	248.7
	Diluted earnings per share of common stock - Continuing operations	$—	$1.65	$1.65

		YEAR-TO-DATE 2023
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$1,767.6	$124.8	$1,892.4
	% of Net Sales	21.8%		23.4%
	Selling, general and administrative	1,662.4	(46.1)	1,616.3
	% of Net Sales	20.5%		20.0%
	Loss from continuing operations before income taxes	(239.9)	177.9	(62.0)
	Income taxes on continuing operations	(229.6)	245.1	15.5
	Net loss from continuing operations	(10.3)	(67.2)	(77.5)
	Diluted loss per share of common stock - Continuing operations	$(0.07)	$(0.45)	$(0.52)

1	The Non-GAAP 2024 and 2023 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods. See further detail on Non-GAAP adjustments on page 16.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		SECOND QUARTER 2024
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$316.1	$52.6	$368.7
	Industrial	66.8	0.3	67.1
	Segment Profit	382.9	52.9	435.8
	Corporate Overhead	(70.3)	8.2	(62.1)
	Total	$312.6	$61.1	$373.7
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	9.0%		10.4%
	Industrial	13.5%		13.5%
	Segment Profit	9.5%		10.8%

[1]	Non-GAAP adjustments relate primarily to footprint actions associated with the supply chain transformation and transition services costs related to previously divested businesses.

		SECOND QUARTER 2023
		GAAP	Non-GAAP Adjustments[2]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$102.0	$55.8	$157.8
	Industrial	71.6	8.5	80.1
	Segment Profit	173.6	64.3	237.9
	Corporate Overhead	(78.8)	12.5	(66.3)
	Total	$94.8	$76.8	$171.6
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	2.9%		4.5%
	Industrial	11.6%		13.0%
	Segment Profit	4.2%		5.7%

[2]	Non-GAAP adjustments relate primarily to footprint actions and other costs associated with the supply chain transformation.
[3]	The Non-GAAP 2024 and 2023 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		YEAR-TO-DATE 2024
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$571.8	$75.5	$647.3
	Industrial	132.0	6.0	138.0
	Segment Profit	703.8	81.5	785.3
	Corporate Overhead	(134.5)	14.1	(120.4)
	Total	$569.3	$95.6	$664.9
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	8.4%		9.5%
	Industrial	12.2%		12.8%
	Segment Profit	8.9%		9.9%

[1]	Non-GAAP adjustments relate primarily to footprint actions associated with the supply chain transformation and transition services costs related to previously divested businesses.

		YEAR-TO-DATE 2023
		GAAP	Non-GAAP Adjustments[2]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$120.7	$135.0	$255.7
	Industrial	139.0	8.8	147.8
	Segment Profit	259.7	143.8	403.5
	Corporate Overhead	(154.5)	27.1	(127.4)
	Total	$105.2	$170.9	$276.1
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	1.8%		3.7%
	Industrial	11.3%		12.0%
	Segment Profit	3.2%		5.0%

[2]	Non-GAAP adjustments relate primarily to footprint actions and other costs associated with the supply chain transformation and integration-related costs.
[3]	The Non-GAAP 2024 and 2023 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP (LOSS) EARNINGS TO EBITDA
(Unaudited, Millions of Dollars)

	SECOND QUARTER		YEAR-TO-DATE
	2024	2023	2024	2023
Net (loss) earnings from continuing operations	$(19.2)	$177.5	$0.3	$(10.3)
% of Net Sales	(0.5)%	4.3%	—%	(0.1)%

Interest - net	78.4	99.4	166.3	190.5
Income taxes on continuing operations	(2.9)	(253.3)	25.9	(229.6)
Depreciation and amortization	155.0	164.4	295.2	325.6
EBITDA[1]	$211.3	$188.0	$487.7	$276.2
% of Net Sales	5.3%	4.5%	6.2%	3.4%

Non-GAAP Adjustments before income taxes	239.3	71.1	310.8	177.9

Less: Accelerated depreciation included in Non-GAAP Adjustments before income taxes	21.3	20.6	26.6	38.1
Adjusted EBITDA[1]	$429.3	$238.5	$771.9	$416.0
% of Net Sales	10.7%	5.7%	9.8%	5.1%

1	EBITDA is earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA excluding certain gains and charges, as summarized below. EBITDA and Adjusted EBITDA, both Non-GAAP measures, are considered relevant to aid analysis and understanding of the Company’s operating results and ensures appropriate comparability to prior periods.

SUMMARY OF NON-GAAP ADJUSTMENTS BEFORE INCOME TAXES
(Unaudited, Millions of Dollars)

	SECOND QUARTER		YEAR-TO-DATE
	2024	2023	2024	2023
Supply Chain Transformation Costs:
Footprint Rationalization[2]	$24.0	$21.3	$32.4	$80.6
Strategic Sourcing & Operational Excellence[3]	7.6	30.7	13.4	44.8
Facility-related costs	1.6	0.2	2.3	0.9
Other charges (gains)	0.3	(0.8)	(0.2)	(1.5)
Gross Profit	$33.5	$51.4	$47.9	$124.8

Supply Chain Transformation Costs:
Footprint Rationalization[2]	$15.5	$3.7	$21.9	$3.8
Complexity Reduction & Operational Excellence	1.5	6.7	3.2	6.8
Acquisition & integration-related cost[4]	3.9	2.4	6.7	12.5
Transition services costs related to previously divested businesses	4.7	12.9	10.2	25.7
Other charges (gains)	2.0	(0.3)	6.0	(2.7)
Selling, general and administrative	$27.6	$25.4	$47.7	$46.1

Other, net[5]	$(5.4)	$(10.3)	$(8.9)	$(17.3)
Loss on sales of businesses	—	—	—	7.6
Asset impairment charge[6]	—	—	25.5	—
Environmental charges[7]	153.8	—	153.8	—
Restructuring charges	29.8	4.6	44.8	16.7
(Loss) earnings from continuing operations before income taxes	$239.3	$71.1	$310.8	$177.9

2	Footprint Rationalization costs in 2024 primarily relate to accelerated depreciation of manufacturing and distribution center equipment of $24.7 million and other facility exit and re-configuration costs of $18.2 million. In 2023, transfers and closures of targeted manufacturing sites, including Fort Worth, Texas and Cheraw, South Carolina as previously announced in March 2023, resulted in accelerated depreciation of production equipment of $37.7 million and non-cash asset write-downs of $42.2 million (predominantly tooling, raw materials and WIP).

Exhibit 99.2

3	Strategic Sourcing & Operational Excellence costs in 2023 primarily relate to third-party consultant fees to provide expertise in identifying and quantifying opportunities to source in a more integrated manner and re-design in-plant operations following footprint rationalization, developing a detailed program and related governance, and assisting the Company with the implementation of actions necessary to achieve the related objectives.

4	Acquisition & integration-related costs primarily relate to the MTD and Excel acquisitions, including costs to integrate the organizations and shared processes, as well as harmonize key IT applications and infrastructure.

5	Includes deal-related costs, net of income related to providing transition services to previously divested businesses.

6	The $25.5 million pre-tax asset impairment charge in 2024 related to the Infrastructure business.

7	The $153.8 million pre-tax environmental charges in 2024 related primarily to a reserve adjustment for the non-active Centredale Superfund site as a result of regulatory changes and revisions to remediation alternatives.